                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      28
                   DIVIDEND REINVESTMENT PLAN      29



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
                 RESULTS OF SHAREHOLDER VOTES      32

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31,2001)

-------------------------------
NYSE Ticker Symbol - VNM
-------------------------------

                                                    MARKET(1)   NAV(2)
---------------------------------------------------------------------------
One-year total return                                 17.45%     12.17%
---------------------------------------------------------------------------
Five-year average annual total return                  4.48%      6.68%
---------------------------------------------------------------------------
Ten-year average annual total return                   6.86%      7.81%
---------------------------------------------------------------------------
Life-of-Trust average annual total return              6.79%      7.76%
---------------------------------------------------------------------------
Commencement date                                               9/27/91
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.49%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                     9.68%
---------------------------------------------------------------------------
Preferred share rate(5)                                          2.150%
---------------------------------------------------------------------------
Net asset value                                                  $17.39
---------------------------------------------------------------------------
Closing common share price                                       $15.30
---------------------------------------------------------------------------
One-year high common share price (09/17/01)                      $15.63
---------------------------------------------------------------------------
One-year low common share price (11/15/00)                       $13.25
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43.3% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  58.0%   [PIE CHART]
- AA/Aa..............  24.9%
- A/A................   7.2%
- BBB/Baa............   9.7%
- Non-Rated..........   0.2%
As of October 31, 2000
- AAA/Aaa............  55.8%   [PIE CHART]
- AA/Aa..............  18.6%
- A/A................  16.8%
- BBB/Baa............   8.4%
- Non-Rated..........   0.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.068
12/00                                                                            0.066
1/01                                                                             0.066
2/01                                                                             0.066
3/01                                                                             0.066
4/01                                                                             0.066
5/01                                                                             0.066
6/01                                                                             0.066
7/01                                                                             0.066
8/01                                                                             0.066
9/01                                                                             0.070
10/01                                                                            0.070

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
General Purpose                                                            22.70                              21.90
Higher Education                                                           19.90                              21.10
Water & Sewer                                                              14.40                              11.80
Public Building                                                             8.30                               7.70
Industrial Revenue                                                          8.10                               6.20

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--October 1991 through October 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
10/91                                                                     15.0300                            15.0000
                                                                          15.2300                            14.6250
                                                                          14.8800                            14.7500
                                                                          15.9400                            15.2500
                                                                          16.2000                            15.5000
12/92                                                                     16.2700                            15.3750
                                                                          17.1500                            16.3750
                                                                          17.6900                            17.0000
                                                                          18.2200                            17.5000
12/93                                                                     18.1000                            17.5000
                                                                          16.6000                            15.2500
                                                                          16.4300                            15.7500
                                                                          16.1100                            14.7500
12/94                                                                     15.0500                            13.6250
                                                                          16.1600                            14.7500
                                                                          16.3200                            15.2500
                                                                          16.4900                            15.3750
12/95                                                                     17.2000                            16.2500
                                                                          16.4000                            15.7500
                                                                          16.2000                            15.5000
                                                                          16.3700                            16.3750
12/96                                                                     16.5700                            15.7500
                                                                          16.1700                            15.3750
                                                                          16.6200                            15.7500
                                                                          16.9900                            16.0625
12/97                                                                     17.2300                            16.3125
                                                                          17.1800                            16.3125
                                                                          17.2000                            16.1875
                                                                          17.5100                            16.5625
12/98                                                                     17.3100                            16.8750
                                                                          17.1900                            16.3125
                                                                          16.5100                            18.3125
                                                                          16.0800                            14.8750
12/99                                                                     15.5400                            13.0625
                                                                          15.8900                            13.3125
                                                                          15.9100                            13.7500
                                                                          16.0900                            14.1250
12/00                                                                     16.9500                            14.4375
                                                                          17.1100                            14.5700
                                                                          16.9800                            14.7000
                                                                          17.2500                            14.9500
10/01                                                                     17.3900                            15.3000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2001. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, for a total of 400 basis points or four percentage points. These moves did not have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds.

This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short-and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For much of the period, the New York market enjoyed strong performance because of its favorable balance of supply and demand. On the supply side, the state legislature's continued inability to come up with a budget effectively halted most issuance. At the same time, demand continued to be strong, especially from New York investors looking to benefit from state bonds' double tax-free status (New York City residents are triple tax-free).

    The state's picture became much less positive in the wake of the events of September 11. The state's economy is dependent largely on the economy of New York City, which was already facing strains because of the slide in the financial markets. Those strains were worsened considerably in the last two months of the period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 17.45 percent based on market price. This reflects an increase in market price from $13.75 per share on October 31, 2000, to $15.30 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers New York Municipal Bond Index posted a total return of 10.22 percent for the same period. The Lehman Brothers New York Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Much of our attention over the
period was focused on fine-tuning the structure of the trust's portfolio. Many of the positions in the portfolio were seasoned bonds that were issued in previous years when interest rates were higher. Not surprisingly, the issuers moved to take advantage of lower interest rates by calling their debt in order to issue new bonds at lower market rates. The trust also held a number of prerefunded issues. While it would have been possible to hold these bonds to term, we chose instead to actively manage that portion of the portfolio by selling out of the positions when the market presented attractive opportunities.

    We replaced these bonds with yield and structural characteristics that helped maintain the trust's income stream. Many of these bonds were intermediate securities in the 15 year range. These securities offered the potential double benefit of strong income and moderate price volatility. We also selectively added longer duration coupon bonds when their profiles met our investment objectives.

    We also continued to make relative value trades to position the portfolio to benefit from shifts in the market. In addition to selling out of many of the sales of callable and prerefunded issues, we were able to sell a number of credits at attractive prices when they reached their performance targets. We put those assets back to work in securities that we thought more likely to produce strong performance going forward. For example, we purchased an industrial waste bond when our analysis showed that it was a solidly structured deal that offered good relative value.

    The trust also experienced an upward shift in its credit profile, though this was not the result of purchases during the period. We have long believed that the New York economy was fundamentally strong, and as a result have bought credits that we felt were optimally structured to benefit from that strength. Over the period, a significant portion of the trust's portfolio benefited from the state's economic strength and as a result were upgraded. These upgrades helped lift the trust's overall credit profile, with just under one tenth of the portfolio moving from an A rating to AA and AAA.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    New York faces a difficult future in the aftermath of September 11. As mentioned previously, the state's economy is tied to the fortunes of New York City, which has been hit hard by falling financial markets and tourism revenue. The weakening economy has also undercut tax revenues, and the economy doesn't appear likely to improve in the very near future. It's simply too early to tell how these factors will play out, and we will be watching developments closely for any further indications about the direction of the state's economy.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  97.8%
           NEW YORK  91.2%
$ 1,000    Amherst, NY Indl Dev Agy Rev Faculty Student
           Hsg Ser A (AMBAC Insd)...................... 5.750%   08/01/25   $  1,083,780
  7,000    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd)...........................   *      06/01/21      2,568,860
  2,500    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
           A (FSA Insd)................................ 5.000    12/01/18      2,533,850
  1,400    Monroe Cnty, NY Indl Dev Agy Rev Pub Impt
           Canal Ponds Park Ser A...................... 7.000    06/15/13      1,463,406
  1,000    Monroe Cnty, NY Indl Dev Agy Rev Student Hsg
           Collegiate Ser A............................ 5.375    04/01/29        942,610
  1,500    Municipal Assistance Corp for New York City
           Ser O....................................... 5.250    07/01/08      1,637,565
  1,125    Nassau Cnty, NY Impt Ser E (FSA Insd)....... 6.000    03/01/20      1,237,421
  1,000    Nassau Cnty, NY Impt Ser F.................. 7.000    03/01/03      1,052,230
  1,750    Nassau Cnty, NY Indl Dev Agy Civic Fac Rev
           Hofstra Univ Proj Rfdg (MBIA Insd).......... 4.750    07/01/28      1,666,770
  2,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Secd Ser A.................................. 5.750    11/15/15      2,208,160
  2,795    Nassau Cnty, NY Interim Fin Sales Tax Secd
           Ser A1 (AMBAC Insd)......................... 5.375    11/15/16      2,989,588
  1,000    New York City Indl Dev Agy Pkg Fac Rev Royal
           Charter-NY Presbyterian (FSA Insd).......... 5.250    12/15/11      1,101,850
  1,250    New York City Indl Dev Agy Spl Arpt Fac Rev
           Airl JFK I LLC Proj A....................... 5.500    07/01/28      1,125,962
  1,000    New York City Indl Dev Agy Spl Fac Rev
           Terminal One Group Assn Proj................ 6.000    01/01/15      1,025,400

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,685    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser A (FGIC Insd)................... 4.750%   06/15/31   $  2,544,011
  2,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser B (FSA Insd).................... 5.000    06/15/29      1,983,600
  5,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser F (AMBAC Insd).................. 5.500    06/15/12      5,278,600
  1,325    New York City Muni Wtr Fin Ser B............ 6.000    06/15/33      1,547,653
  2,175    New York City Muni Wtr Fin Ser B
           (Prerefunded @ 06/15/10).................... 6.000    06/15/33      2,586,466
  3,290    New York City Ser B (Prerefunded @ 10/01/02)
           (Var Rate Cpn).............................. 6.600    10/01/16      3,475,326
  2,000    New York City Ser G......................... 5.250    08/01/16      2,063,040
  1,500    New York City Transitional Fin Auth Rev
           Future Tax Secd Ser B (FGIC Insd)........... 4.750    11/01/23      1,447,395
  4,000    New York City Transitional Fin Auth Rev
           Future Tax Secd Ser B (FGIC Insd)........... 4.750    11/15/23      3,858,480
  2,500    New York City Transitional Fin Auth Rev
           Future Tax Secd Ser C....................... 5.000    05/01/29      2,461,425
  3,500    New York St Dorm Auth Rev City Univ Cons
           Third Gen 1 (FGIC Insd)..................... 5.250    07/01/25      3,574,270
  1,625    New York St Dorm Auth Rev City Univ Sys Cons
           Ser A....................................... 5.625    07/01/16      1,816,831
  2,500    New York St Dorm Auth Rev City Univ Sys
           Third Gen Res Ser 2......................... 6.000    07/01/20      2,666,700
  2,075    New York St Dorm Auth Rev Genessee Vly Ser B
           (FHA Gtd)................................... 6.900    02/01/32      2,136,358
  7,500    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................... 4.750    08/01/27      7,019,400
  1,000    New York St Dorm Auth Rev NY Pub Lib
           (Escrowed to Maturity) (MBIA Insd)..........   *      07/01/06        860,130
    905    New York St Dorm Auth Rev NY Pub Lib
           (Escrowed to Maturity) (MBIA Insd)..........   *      07/01/07        742,842

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 1,000    New York St Dorm Auth Rev NY Pub Lib
           (Escrowed to Maturity) (MBIA Insd)..........   *      07/01/08   $    780,860
  1,000    New York St Dorm Auth Rev NY Pub Lib
           (Escrowed to Maturity) (MBIA Insd)..........   *      07/01/09        744,540
  1,000    New York St Dorm Auth Rev NY Pub Lib
           (Escrowed to Maturity) (MBIA Insd)..........   *      07/01/10        710,370
  1,500    New York St Dorm Auth Rev St Univ Ed Fac.... 5.750%   05/15/10      1,631,115
  2,600    New York St Dorm Auth Rev St Univ Ed Fac Ser
           A (MBIA Insd)............................... 5.250    05/15/15      2,850,068
  2,500    New York St Dorm Auth Rev St Univ Ed Fac Ser
           A (MBIA Insd)............................... 4.750    05/15/25      2,402,325
  2,000    New York St Dorm Auth Rev St Univ Ed Facs
           1989 Res (MBIA Insd)........................ 6.000    05/15/16      2,269,300
  3,500    New York St Energy Resh & Dev Auth Elec Fac
           Rev Cons Edison Co NY Inc Proj (MBIA
           Insd)....................................... 6.000    03/15/28      3,622,710
  3,000    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser C (Var Rate Cpn)
           (MBIA Insd)................................. 5.600    06/01/25      3,086,190
  1,290    New York St Environmental Fac Corp Pollutn
           Ctl Rev St Wtr Rev.......................... 6.600    06/15/09      1,435,564
  1,000    New York St Environmental Fac Corp Pollutn
           Ctl Rev St Wtr Rev.......................... 5.750    06/15/12      1,149,720
  1,925    New York St Environmental Fac Corp Pollutn
           Ctl Rev St Wtr Rev (Prerefunded @
           06/15/04)................................... 6.600    06/15/09      2,162,391
  2,000    New York St Environmental Fac Corp Solid
           Waste Disp Rev Occidental Petroleum Corp
           Proj........................................ 6.100    11/01/30      2,029,040
  1,765    New York St Hsg Fin Agy Rev Newburgh
           Interfaith Hsg Ser A........................ 7.050    11/01/12      1,801,871
  1,250    New York St Loc Govt Assistance Corp Ser D
           (Prerefunded @ 04/01/02).................... 7.000    04/01/18      1,300,913
  3,000    New York St Loc Govt Assistance Corp Ser E
           Rfdg........................................ 6.000    04/01/14      3,497,610
  1,500    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Svcs Fac Ser D (Prerefunded @
           02/15/02)................................... 7.400    02/15/18      1,553,070

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,000    New York St Med Care Fac Fin Agy Rev
           Presbyterian Hosp Ser A Rfdg (FHA Gtd)...... 5.375%   02/15/25   $  2,024,240
  2,985    New York St Mtg Agy Rev Homeowner Mtg Ser
           79.......................................... 5.300    04/01/29      3,012,790
  2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
           90.......................................... 6.350    10/01/30      2,174,900
  1,000    New York St Muni Bond Bk Agy Spl Pgm Rev
           Buffalo Ser A............................... 6.875    03/15/06      1,031,000
  2,750    New York St Thruway Auth Hwy & Brdg Tr Fd
           Ser B (FGIC Insd)........................... 5.000    04/01/16      2,834,260
  5,000    New York St Urban Dev Corp Rev Correctional
           Cap Fac Ser 3 (Prerefunded @ 01/01/02)...... 7.000    01/01/21      5,141,400
  1,500    New York St Urban Dev Corp Rev Correctional
           Cap Fac Ser 4............................... 5.375    01/01/23      1,512,675
  2,000    New York St Urban Dev Corp Rev Correctional
           Fac Rfdg.................................... 5.625    01/01/07      2,084,720
  1,975    New York St Urban Dev Corp Rev Correctional
           Fac Svc Contract Ser B (AMBAC Insd)......... 4.750    01/01/28      1,875,618
  1,115    New York St Urban Dev Corp Rev Proj Pine
           Barrens..................................... 5.375    04/01/17      1,143,343
  1,500    Niagara Cnty, NY Indl Dev Agy Solid Waste
           Disp Rev Ser C Rfdg......................... 5.625    11/15/24      1,567,095
  2,500    Port Auth NY & NJ Cons Ser 77............... 6.250    01/15/27      2,531,075
  1,000    Port Auth NY & NJ Delta Airl Inc Proj Ser
           1R.......................................... 6.950    06/01/08        986,470
  1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
           Dev Ppty Yonkers Inc Ser A.................. 6.625    02/01/26      1,068,040
                                                                            ------------
                                                                             130,715,262
                                                                            ------------
           GUAM  2.7%
  1,000    Guam Arpt Auth Rev Ser B.................... 6.700    10/01/23      1,036,050
  1,650    Guam Arpt Auth Rev Ser B.................... 6.400    10/01/05      1,721,099
  1,000    Guam Pwr Auth Rev Ser A (Prerefunded @
           10/01/04)................................... 6.625    10/01/14      1,141,400
                                                                            ------------
                                                                               3,898,549
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PUERTO RICO  0.9%
$   335    Centro de Recaudaciones de Ingresos Muni Ctf
           Part PR..................................... 6.850%   10/17/03   $    345,173
  1,000    Puerto Rico Indl Tourist Ed Med &
           Environmental Ctl Fac Fin Auth Higher Ed
           Rev......................................... 5.375    02/01/29        985,840
                                                                            ------------
                                                                               1,331,013
                                                                            ------------
           U. S. VIRGIN ISLANDS  3.0%
  2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A (ACA Insd)................ 6.125    10/01/29      2,139,420
  2,000    Virgin Islands Pub Fin Auth Rev Matching Fd
           Ln Nt Ser A Rfdg (Prerefunded @ 10/01/02)... 7.250    10/01/18      2,133,660
                                                                            ------------
                                                                               4,273,080
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $127,115,918)....................................................    140,217,904
SHORT-TERM INVESTMENT  0.9%
  (Cost $1,300,000)......................................................      1,300,000
                                                                            ------------

TOTAL INVESTMENTS  98.7%
  (Cost $128,415,918)....................................................    141,517,904
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%..............................      1,846,969
                                                                            ------------

NET ASSETS  100.0%.......................................................   $143,364,873
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

*  Zero coupon bond

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $128,415,918).......................  $141,517,904
Cash........................................................        43,690
Receivables:
  Interest..................................................     2,151,099
  Investments Sold..........................................        55,000
Other.......................................................         1,274
                                                              ------------
    Total Assets............................................   143,768,967
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares.........        86,276
  Investment Advisory Fee...................................        72,899
  Administrative Fee........................................        24,300
  Affiliates................................................         9,301
Trustees' Deferred Compensation and Retirement Plans........       130,714
Accrued Expenses............................................        80,604
                                                              ------------
    Total Liabilities.......................................       404,094
                                                              ------------
NET ASSETS..................................................  $143,364,873
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 5,655,638 shares issued and
  outstanding)..............................................        56,556
Paid in Surplus.............................................    83,577,849
Net Unrealized Appreciation.................................    13,101,986
Accumulated Net Realized Gain...............................     1,034,054
Accumulated Undistributed Net Investment Income.............       594,428
                                                              ------------
Net Assets Applicable to Common Shares......................    98,364,873
                                                              ------------
NET ASSETS..................................................  $143,364,873
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($98,364,873 divided by
  5,655,638 shares outstanding).............................  $      17.39
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................  $ 7,915,087
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      922,583
Administrative Fee..........................................      282,305
Preferred Share Maintenance.................................      126,127
Legal.......................................................       24,558
Trustees' Fees and Related Expenses.........................       23,496
Custody.....................................................        9,453
Other.......................................................      156,695
                                                              -----------
    Total Expenses..........................................    1,545,217
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,369,870
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,106,451
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,123,044
  End of the Period.........................................   13,101,986
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,978,942
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,085,393
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $12,455,263
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  6,369,870        $  6,559,510
Net Realized Gain...................................      1,106,451             992,561
Net Unrealized Appreciation During the Period.......      4,978,942           2,203,498
                                                       ------------        ------------
Change in Net Assets from Operations................     12,455,263           9,755,569
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (4,535,326)         (5,010,487)
  Preferred Shares..................................     (1,453,170)         (1,834,599)
                                                       ------------        ------------
Total Distributions.................................     (5,988,496)         (6,845,086)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............................      6,466,767           2,910,483

NET ASSETS:
Beginning of the Period.............................    136,898,106         133,987,623
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $594,428
  and $213,012, respectively).......................   $143,364,873        $136,898,106
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                   TWO MONTHS
                                                       YEAR ENDED OCTOBER 31,         ENDED
                                                     ---------------------------   OCTOBER 31,
                                                      2001      2000      1999        1998
                                                     -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........  $ 16.25   $ 15.73   $ 17.42    $  17.39
                                                     -------   -------   -------    --------
 Net Investment Income.............................     1.13      1.16      1.18         .20
 Net Realized and Unrealized Gain/Loss.............     1.07       .57     (1.65)        .03
                                                     -------   -------   -------    --------
Total from Investment Operations...................     2.20      1.73      (.47)        .23
                                                     -------   -------   -------    --------
Less:
 Distributions from Net Investment Income:
   Paid to Common Shareholders.....................      .80       .89       .90         .15
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders........................      .26       .32       .25         .05
 Distributions from and in Excess of Net Realized
   Gain:
   Paid to Common Shareholders.....................      -0-       -0-       .05         -0-
   Common Share Equivalent of Distributions Paid to
     Preferred Shareholders........................      -0-       -0-       .02         -0-
                                                     -------   -------   -------    --------
Total Distributions................................     1.06      1.21      1.22         .20
                                                     -------   -------   -------    --------
NET ASSET VALUE, END OF THE PERIOD.................  $ 17.39   $ 16.25   $ 15.73    $  17.42
                                                     =======   =======   =======    ========
Market Price Per Share at End of the Period........  $ 15.30   $ 13.75   $13.375    $ 16.875
Total Investment Return at Market Price (a)........   17.45%     9.64%   -15.88%       1.64%*
Total Return at Net Asset Value (b)................   12.17%     9.25%    -4.46%       1.04%*
Net Assets at End of the Period (In millions)......  $ 143.4   $ 136.9   $ 134.0    $  143.5
Ratio of Expenses to Average Net Assets Applicable
 to Common Shares (c)..............................    1.61%     1.73%     1.66%       1.67%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (c)............    6.62%     7.37%     7.03%       6.78%
Portfolio Turnover.................................      17%       39%       45%          1%*
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (c)..............................    1.09%     1.15%     1.13%       1.15%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)............    5.11%     5.31%     5.53%       5.23%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.................    1,800     1,800     1,800         900
Asset Coverage Per Preferred Share (e).............  $79,647   $76,055   $74,438    $159,452
Involuntary Liquidating Preference Per Preferred
 Share.............................................  $25,000   $25,000   $25,000    $ 50,000
Average Market Value Per Preferred Share...........  $25,000   $25,000   $25,000    $ 50,000

 * Non-Annualized

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      SEPTEMBER 27, 1991
                                                                        (COMMENCEMENT
YEAR ENDED AUGUST 31,                                                   OF INVESTMENT
-------------------------------------------------------------------     OPERATIONS) TO
      1998       1997       1996       1995       1994       1993      AUGUST 31, 1992
----------------------------------------------------------------------------------------
    $  16.83   $  16.15   $  16.47   $  16.63   $  17.96   $  16.30        $  14.78
    --------   --------   --------   --------   --------   --------        --------
        1.21       1.22       1.25       1.24       1.30       1.31            1.06
         .56        .73       (.23)       .17      (1.16)      1.64            1.40
    --------   --------   --------   --------   --------   --------        --------
        1.77       1.95       1.02       1.41        .14       2.95            2.46
    --------   --------   --------   --------   --------   --------        --------
         .93        .99       1.05       1.05       1.05       1.01             .74
         .28        .28        .29        .26        .21        .19             .20
         -0-        -0-        -0-        .22        .18        .07             -0-
         -0-        -0-        -0-        .04        .03        .02             -0-
    --------   --------   --------   --------   --------   --------        --------
        1.21       1.27       1.34       1.57       1.47       1.29             .94
    --------   --------   --------   --------   --------   --------        --------
    $  17.39   $  16.83   $  16.15   $  16.47   $  16.63   $  17.96        $  16.30
    ========   ========   ========   ========   ========   ========        ========
    $  16.75   $ 16.125   $  16.50   $  15.50   $ 15.375   $  17.25        $ 15.625
       9.94%      3.94%     13.62%      9.73%     -4.08%     17.94%           9.39%*
       9.07%     10.62%      4.45%      7.29%     -0.67%     17.42%          14.00%*
    $  143.3   $  140.2   $  136.2   $  137.9   $  138.9   $  146.3        $  137.0
       1.64%      1.68%      1.74%      1.76%      1.66%      1.66%           1.67%
       7.08%      7.44%      7.52%      7.74%      7.53%      7.73%           7.66%
         26%        17%        23%        50%        21%        25%             65%*
       1.12%      1.13%      1.18%      1.17%      1.14%      1.13%           1.17%
       5.42%      5.73%      5.77%      6.08%      6.31%      6.58%           6.27%
         900        900        900        900        900        900             900
    $159,258   $155,768   $151,333   $153,270   $154,297   $162,610        $152,231
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of New York municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2001, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $242,495.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The Trust intends to utilize $72,397 at October 31, 2001.

    At October 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $128,415,918, the aggregate gross unrealized appreciation is $13,213,779 and the aggregate gross unrealized depreciation is $111,793, resulting in net unrealized appreciation on long- and short-term investments of $13,101,986.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent book and tax basis difference relating to a distribution reclass totaling

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

$42 has been reclassified from accumulated net realized gain to accumulated net investment income.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .70% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $4,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $36,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,506,452 and $25,948,696, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on October 31, 2001 was 2.150% and for the year then ended rates ranged from 2.050% to 4.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen New York Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen New York Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Quality Municipal Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on July 11, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  4,558,030             14,727
Hugo F. Sonnenschein...................................  4,558,030             14,727

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Theodore A. Myers......................................      1,676                 --

The other trustees whose terms did not expire in 2001 were David C. Arch, Rod Dammeyer, Howard J Kerr and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

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Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VNM ANR 12/01                                                  Member NASD/SIPC.
                                                                4586L01-AS-12/01